UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period :	August 1, 2013 — July 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNRAX

Putnam Research Fund

Annual report 7|31|14

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Research
Fund

Annual report
7 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Important notice regarding Putnam’s privacy policy	17
Trustee approval of management contract	18
Financial statements	23
Federal tax information	56
Shareholder meeting results	57
About the Trustees	58
Officers	60

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The first half of 2014 proved to be an exceptional time for U.S. equities, with markets exhibiting great resilience in the face of rising geopolitical strife around the world. Then, after hovering near record lows earlier in the year, volatility spiked in mid-summer, generated by escalating military conflicts in Ukraine, Iraq, and Gaza, as well as concern that the U.S. Federal Reserve would raise interest rates sooner than expected because of an improving U.S. economy.

We believe that the fundamentals of the U.S. economy and equity markets are sound. Unemployment has declined significantly and second-quarter GDP growth has reaccelerated after the weather-related slowdown in the first three months of 2014. The stock market advance appears to be on solid footing, in our opinion, with valuations in the middle of their historic ranges, a strong corporate earnings outlook, and a rise in merger-and-acquisition activity. Moreover, government bonds have generally performed well, as have other fixed-income securities.

Abroad, however, we note headwinds. Unemployment in Europe remains stubbornly high. Also, the European Union has imposed economic sanctions on Russia as a penalty for its annexation of Ukraine’s Crimea region, and these appear to be having a negative impact on Europe’s tentative recovery, which stalled in the second quarter.

The recent uptick in volatility and modest stock market retreat serve as a clear reminder that markets will experience inevitable ups and downs. That’s why Putnam offers a wide range of strategies for all environments, including products designed to manage risk during periods of higher volatility. As we advance into the second half of the year, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

September 10, 2014

About the fund

Building a portfolio of best ideas

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam's in-house analysts, research is used by investment managers to assess whether a company's stock is undervalued, overvalued, or on target at its current price.

One approach to determining a company's worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company's long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and across the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and surprises can always occur.

Putnam's equity analysts gather information from on-site interviews with company management and through meetings with sources who are able to provide additional information about the company's true worth and likely future direction.

By including Putnam Research Fund as part of a diversified portfolio, you are investing in what we like to call a "best ideas" fund: It represents the select stock picks of Putnam's large-cap equity analysts, incorporated into a single portfolio that can include both growth- and value-style stocks.

Putnam Research Fund holdings have spanned sectors and industries over time.

1996

Bank of America

One of the world's largest financial institutions

1998

Airtouch Networks

Enterprise wireless network connectivity solutions

2002

Kraft Foods

One of the largest U.S.-headquartered food and beverage companies

2004

Intel

Manufacturer of semiconductor memory products

2007

Valero Energy

The largest refiner in North America, with a network of retail and wholesale sites in North and Latin America

2013

Fortune Brands

Home construction and supply company

Identified holdings were held during the year indicated; they may vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 25–35.

Putnam's research analysts specialize in sectors and industries

Consumer staples Broadcasting, lodging/tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/software, semiconductors, services

Materials Gold, metals, paper products/packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

2 Research Fund

Research Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 7/31/14

The fund — class A shares before sales charge
Putnam Research Fund (PNRAX)
Fund's benchmark
S&P 500 Index
Fund's Lipper peer group average
Large-Cap Core Funds
8.35
8.58
7.97
7.54
8.00
7.51
16.84
16.79
15.24
17.07
16.84
15.31
19.22
16.94
15.60
LIFE OF FUND
(since 10/2/95)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     Research Fund

Interview with your fund’s portfolio manager

Aaron M. Cooper, CFA

How would you describe the market environment during the 12 months ended July 31, 2014?

The first half of the period was generally a strong environment for stocks, as economic improvements globally helped propel corporate earnings across a variety of sectors. This advance occurred in the context of rising pressure over pending changes to central bank policies. Specifically, the U.S. Federal Reserve’s decision to taper its economic stimulus program caused many to anticipate that interest rates would begin to climb, which would depress bond prices.

In light of these developments, we came into 2014 expecting economic growth to be strong and interest rates to rise, but the opposite occurred. Unusually harsh winter weather in the United States was a challenge for many sectors, and geopolitical tensions in a number of areas around the globe caused Treasury bond prices to rise and interest rates to fall.

After the pronounced slowdown in business activity in the first calendar quarter, the economy and markets recovered nicely, particularly through June. Volatility, as measured by the VIX [Chicago Board Options Exchange Volatility Index], was quite low, and the broad market moved up repeatedly to new highs. Markets effectively looked through the first quarter’s slowdown, as did the Fed, which has been steadily proceeding with its $10 billion monthly reduction in economic stimulus.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/14. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Research Fund     5

In the context of a rising market, Putnam Research Fund outperformed its benchmark, the S&P 500 Index. What drove this result?

Strong stock selection across most sectors was the primary factor. In addition, our investment decisions in the small- and midsize-company space produced particularly good results versus the benchmark.

What is your assessment of the U.S. economic recovery?

With gross domestic product [GDP] growth of –2.9%, the economic contraction in the first three months of 2014 was relatively dramatic, but the second quarter’s reacceleration — at an annual pace of 4%, according to an advance estimate by the Bureau of Economic Analysis — marked a solid rebound for the United States.

In general, I would say the United States has done better than is commonly believed. One bright spot has been the nation’s budget deficit, which continued to decline at a dramatic pace. In addition, a wide variety of economic indicators, including data on employment, industrial production, consumer confidence, and company surveys, showed meaningfully stronger positive trends than has been suggested by the first-quarter negative GDP number. Earnings picked up in the final months of the period, and we believe this key signal of corporate health will continue to trend higher.

What’s more, companies have been acting with more confidence at this stage in the economic cycle. This has been expressed in the first seven months of 2014 through increased merger-and-acquisition [M&A] activity and higher capital expenditures.

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 7/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Research Fund

“Our research leads us to believe that
corporate earnings growth should
remain robust.”

Aaron Cooper

What were some of the standout performers in the portfolio?

Our benchmark-relative overweight position in the stock of Apple was a large contributor to relative results. During roughly the first half of the period, Apple was under pressure as concerns developed regarding the company’s growth prospects. However, we believe that Apple has proven itself to be a leading innovator in mobile devices and applications development, and for much of the second half of the period, the market appeared to gradually recognize Apple’s resilience. In our view, Apple has more products in the pipeline that may be strong drivers of future growth.

The stock of General Dynamics was also a top contributor to results. General Dynamics is a leading aerospace and defense company that benefited from the continued demand for defense equipment in the United States, as well as international contracts.

A third top contributor was the stock of Micron Technology, a maker of semiconductor devices — primarily memory technology that is used in computing and mobile devices such as smartphones and tablets. A changing supply/demand environment in the memory semiconductor industry has given companies like Micron more pricing power. The industry has consolidated, and today there are fewer companies competing for market share. At the same time, demand has blossomed as consumers seek more memory for their electronic devices.

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Research Fund     7

Which stocks detracted from the fund’s relative returns?

The largest detractor from relative returns was the stock of Catamaran, a provider of pharmacy benefit management services and health-care information technology solutions. During the period, Catamaran’s management decided to invest more in improving its information technology infrastructure and customer service, which took a toll on the company’s earnings.

Another stock that disappointed was U.S. retailer Bed Bath & Beyond. The company encountered intensifying competition from online retailers, combined with slower demand overall.

A third detractor was Groupon, a discount e-commerce company in which we had a benchmark-relative overweight position. We believe this company is in turnaround mode. It has been growing its revenues and has a business model that we consider promising for the way it capitalizes on two types of customers: the vendors whose products and services it advertises as well as the end customer who can benefit from Groupon’s discounting features.

What is your outlook for U.S. stocks for the remainder of 2014?

At this point in 2014, we find ourselves in a lower-return environment than was the case for most of 2013. But our research leads us to believe that corporate earnings growth should remain robust. Combined with middle-of-the-road valuations and improving corporate capital deployment activity, we think stronger earnings should drive positive equity returns. In this environment, we firmly believe that active management focused on finding a fundamental research edge

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Research Fund

over consensus market opinion is both a key to beating the market and a prudent way to invest.

While we continue to focus on stock-specific performance potential in our approach to U.S. equity research and portfolio construction, we are also attentive to global risk factors, including recent developments in Iraq and the effect this could have on oil prices. Additionally, we continue to monitor the situation in Ukraine, as well as economic transitions under way in China. Despite the geopolitical turmoil through the end of July, volatility remained relatively low among most financial assets. To us, this suggests the markets may be more vulnerable to shocks and surprises, and so we remain vigilant to this potential as we source our best research ideas across sectors for the portfolio.

Thank you, Aaron, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Kelsey Chen, Ph.D.; Steven W. Curbow; Neil P. Desai; Ferat Ongoren; and Walter D. Scully, CPA.

IN THE NEWS

Since Russia’s annexation of Ukraine’s Crimea region in March, economic sanctions have escalated between Russia and the West. Russia’s weapons arsenal in this battle has included import bans on agricultural goods like U.S. chicken, Norwegian salmon, Dutch cheese, and Polish apples. As a minor trading partner of Russia, the United States will likely see little economic impact, but the sanctions come at a difficult time for Europe’s agricultural sector and the eurozone’s anemic economic recovery. Also harmed will be the Russian consumer, who will wind up paying more for goods as supplies dwindle. While Western sanctions earlier this year targeted Russia’s banks and its military and oil industries, Russia fired a retaliatory salvo in consumer sectors in early August, banning the import of meat, fish, dairy products, and other agricultural products from nations that have imposed sanctions on Russia. For now, disruption of the trade in Russian natural gas, vitally important to Russia’s export earnings and to Europe’s energy supply, appears to be off the table. But if the Ukrainian situation should deteriorate, sanctions in this critical sector could have far-reaching effects on both sides.

Research Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	8.35%	8.01%	7.97%	7.97%	7.54%	7.54%	7.81%	7.60%	8.08%	8.56%
10 years	106.85	94.96	94.49	94.49	91.75	91.75	96.75	89.86	101.69	111.99
Annual average	7.54	6.90	6.88	6.88	6.73	6.73	7.00	6.62	7.27	7.80
5 years	117.74	105.22	109.77	107.77	109.80	109.80	112.44	105.00	115.07	120.56
Annual average	16.84	15.46	15.97	15.75	15.97	15.97	16.26	15.44	16.55	17.14
3 years	60.46	51.24	56.80	53.80	56.83	56.83	58.01	52.48	59.20	61.62
Annual average	17.07	14.78	16.17	15.43	16.18	16.18	16.47	15.10	16.77	17.35
1 year	19.22	12.37	18.33	13.33	18.38	17.38	18.67	14.51	18.97	19.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10     Research Fund

Comparative index returns For periods ended 7/31/14

	S&P 500 Index	Lipper Large-Cap Core Funds category average*
Annual average (life of fund)	8.58%	7.97%
10 years	115.81	107.47
Annual average	8.00	7.51
5 years	117.28	103.85
Annual average	16.79	15.24
3 years	59.52	53.50
Annual average	16.84	15.31
1 year	16.94	15.60

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/14, there were 911, 804, 740, 503, and 131 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 7/31/04 to 7/31/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,449 and $19,175, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,986. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $20,169 and $21,199, respectively.

Research Fund     11

Fund price and distribution information For the 12-month period ended 7/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.157		$0.008	$0.023	$0.060		$0.098	$0.208
Capital gains	—		—	—	—		—	—
Total	$0.157		$0.008	$0.023	$0.060		$0.098	$0.208
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
7/31/13	$20.46	$21.71	$19.20	$19.23	$19.69	$20.40	$20.33	$20.59
7/31/14	24.22	25.70	22.71	22.74	23.30	24.15	24.08	24.39

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	8.50%	8.15%	8.11%	8.11%	7.68%	7.68%	7.95%	7.75%	8.23%	8.71%
10 years	101.27	89.69	89.35	89.35	86.65	86.65	91.52	84.81	96.31	106.49
Annual average	7.25	6.61	6.59	6.59	6.44	6.44	6.71	6.33	6.98	7.52
5 years	138.33	124.62	129.55	127.55	129.47	129.47	132.35	124.22	135.37	141.28
Annual average	18.97	17.57	18.08	17.87	18.07	18.07	18.37	17.53	18.67	19.26
3 years	60.20	50.99	56.56	53.56	56.61	56.61	57.79	52.27	59.01	61.47
Annual average	17.01	14.72	16.12	15.37	16.13	16.13	16.42	15.05	16.72	17.32
1 year	28.65	21.26	27.72	22.72	27.70	26.70	27.98	23.50	28.37	28.96

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12     Research Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 7/31/13	1.19%	1.94%	1.94%	1.69%	1.44%	0.94%
Annualized expense ratio for the six-month period ended 7/31/14*	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2014, to July 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.81	$9.68	$9.69	$8.40	$7.10	$4.52
Ending value (after expenses)	$1,093.00	$1,088.70	$1,089.10	$1,090.30	$1,091.60	$1,094.20

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Research Fund     13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2014, use the following calculation method. To find the value of your investment on February 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.61	$9.35	$9.35	$8.10	$6.85	$4.36
Ending value (after expenses)	$1,019.24	$1,015.52	$1,015.52	$1,016.76	$1,018.00	$1,020.48

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Research Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Research Fund     15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2014, Putnam employees had approximately $486,000,000 and the Trustees had approximately $134,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Research Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Research Fund     17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

18     Research Fund

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

Research Fund     19

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The

20     Research Fund

Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	1st

For the five-year period ended December 31, 2013, your fund’s performance was in the top decile of its Lipper peer group.

Research Fund     21

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 918, 829 and 764 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22     Research Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Research Fund     23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 10, 2014

24     Research Fund

The fund’s portfolio 7/31/14

COMMON STOCKS (96.4%)*	Shares	Value
Aerospace and defense (4.2%)
Airbus Group NV (France)	3,709	$214,492
Embraer SA ADR (Brazil) S	837	31,839
General Dynamics Corp.	28,768	3,359,239
Honeywell International, Inc.	13,406	1,231,073
L-3 Communications Holdings, Inc.	18,360	1,927,066
Northrop Grumman Corp.	16,873	2,079,935
Raytheon Co.	11,889	1,079,165
Rockwell Collins, Inc.	6,785	497,137
United Technologies Corp.	7,501	788,730
		11,208,676
Airlines (1.0%)
American Airlines Group, Inc. †	10,889	423,038
Delta Air Lines, Inc.	35,659	1,335,786
Spirit Airlines, Inc. †	12,489	817,030
		2,575,854
Auto components (0.1%)
Johnson Controls, Inc.	5,227	246,923
		246,923
Automobiles (0.3%)
Ford Motor Co.	15,856	269,869
General Motors Co.	18,792	635,545
		905,414
Banks (6.3%)
Bank of America Corp.	236,982	3,613,976
Citigroup, Inc.	33,714	1,648,952
Fifth Third Bancorp	49,409	1,011,896
JPMorgan Chase & Co.	76,545	4,414,350
KeyCorp	58,632	793,877
Regions Financial Corp.	44,195	448,137
Wells Fargo & Co.	93,787	4,773,758
		16,704,946
Beverages (1.6%)
Coca-Cola Enterprises, Inc.	9,216	418,867
Dr. Pepper Snapple Group, Inc.	12,253	719,986
Monster Beverage Corp. †	10,269	656,805
PepsiCo, Inc.	28,840	2,540,804
		4,336,462
Biotechnology (3.3%)
Biogen Idec, Inc. †	4,353	1,455,600
Celgene Corp. †	24,104	2,100,664
Gilead Sciences, Inc. †	42,072	3,851,692
InterMune, Inc. †	11,570	507,576
Retrophin, Inc. † S	21,018	223,211
Vertex Pharmaceuticals, Inc. †	8,689	772,539
		8,911,282
Building products (0.3%)
Allegion PLC (Ireland)	1,054	54,207
Fortune Brands Home & Security, Inc.	20,015	756,367
		810,574

Research Fund     25

COMMON STOCKS (96.4%)* cont.	Shares	Value
Capital markets (2.4%)
Ameriprise Financial, Inc.	7,935	$949,026
Carlyle Group LP (The)	31,091	1,037,818
Charles Schwab Corp. (The)	65,429	1,815,655
Invesco, Ltd.	6,489	244,181
KKR & Co. LP	55,231	1,265,895
Morgan Stanley	4,792	154,973
State Street Corp.	9,656	680,169
WisdomTree Investments, Inc. † S	35,708	366,364
		6,514,081
Chemicals (2.5%)
Air Products & Chemicals, Inc.	3,929	518,432
Airgas, Inc.	667	71,316
Axiall Corp.	6,889	295,056
Chemtura Corp. †	7,740	180,032
Croda International PLC (United Kingdom)	3,920	139,079
Dow Chemical Co. (The)	27,921	1,425,925
Huntsman Corp.	18,875	491,694
LG Chemical, Ltd. (South Korea)	269	75,227
Monsanto Co.	12,465	1,409,667
Praxair, Inc.	3,905	500,387
Solvay SA (Belgium)	1,532	247,370
Symrise AG (Germany)	11,970	626,516
Trinseo SA †	9,437	157,315
Tronox, Ltd. Class A	7,333	194,618
Wacker Chemie AG (Germany)	2,123	246,426
		6,579,060
Commercial services and supplies (0.4%)
Tyco International, Ltd.	25,387	1,095,449
		1,095,449
Communications equipment (1.2%)
Cisco Systems, Inc.	38,058	960,203
Qualcomm, Inc.	30,249	2,229,351
		3,189,554
Construction materials (0.2%)
CaesarStone Sdot-Yam, Ltd. (Israel)	6,547	283,878
Cemex SAB de CV ADR (Mexico) † S	4,330	54,385
Martin Marietta Materials, Inc.	1,589	197,401
		535,664
Consumer finance (1.2%)
Ally Financial, Inc. † F	932	21,399
American Express Co.	20,975	1,845,800
Capital One Financial Corp.	5,357	426,096
Discover Financial Services	13,876	847,269
		3,140,564
Containers and packaging (0.5%)
MeadWestvaco Corp.	16,751	700,192
Packaging Corp. of America	4,609	304,931
Sealed Air Corp.	11,343	364,337
		1,369,460
Diversified consumer services (0.2%)
Bright Horizons Family Solutions, Inc. †	11,897	494,558
		494,558

26     Research Fund

COMMON STOCKS (96.4%)* cont.	Shares	Value
Diversified financial services (0.9%)
Berkshire Hathaway, Inc. Class B †	5,727	$718,338
CME Group, Inc.	22,739	1,681,322
		2,399,660
Diversified telecommunication services (1.6%)
Verizon Communications, Inc.	83,144	4,192,120
		4,192,120
Electric utilities (1.1%)
American Electric Power Co., Inc.	12,185	633,498
Duke Energy Corp.	4,690	338,290
Edison International	16,057	879,924
Exelon Corp.	15,860	492,929
FirstEnergy Corp.	3,212	100,247
NextEra Energy, Inc.	6,545	614,510
		3,059,398
Electrical equipment (0.3%)
Eaton Corp PLC	10,522	714,654
		714,654
Electronic equipment, instruments, and components (0.4%)
Anixter International, Inc.	8,356	718,365
Corning, Inc.	15,066	296,047
		1,014,412
Energy equipment and services (2.3%)
Aker Solutions ASA (Norway)	42,704	627,360
Cameron International Corp. †	1,942	137,707
Dril-Quip, Inc. †	1,773	178,665
Halliburton Co.	29,035	2,003,125
Rowan Cos. PLC Class A	7,239	220,934
Schlumberger, Ltd.	20,905	2,265,893
SPT Energy Group, Inc. (China)	372,000	195,755
Transocean, Ltd. (Switzerland) S	8,597	346,803
Weatherford International PLC †	5,772	129,120
		6,105,362
Food and staples retail (2.0%)
Costco Wholesale Corp.	10,680	1,255,327
CVS Caremark Corp.	18,363	1,402,199
Wal-Mart Stores, Inc. S	16,276	1,197,588
Walgreen Co.	13,083	899,718
Whole Foods Market, Inc.	12,039	460,131
		5,214,963
Food products (1.4%)
Annie’s, Inc. † S	3,411	99,533
General Mills, Inc.	930	46,640
Hershey Co. (The)	3,973	350,220
JM Smucker Co. (The)	2,722	271,220
Kellogg Co.	7,345	439,451
Keurig Green Mountain, Inc. S	2,011	239,872
Kraft Foods Group, Inc.	9,397	503,538
Mead Johnson Nutrition Co.	6,938	634,411
Mondelez International, Inc. Class A	26,860	966,960
Pinnacle Foods, Inc.	5,321	160,322
S&W Seed Co. † S	11,196	71,542
		3,783,709

Research Fund     27

COMMON STOCKS (96.4%)* cont.	Shares	Value
Health-care equipment and supplies (1.9%)
Abbott Laboratories	14,082	$593,134
Baxter International, Inc.	14,490	1,082,258
Boston Scientific Corp. †	15,847	202,525
Covidien PLC	3,375	291,971
Medtronic, Inc.	11,305	697,971
St. Jude Medical, Inc.	15,097	984,173
Tornier NV (Netherlands) †	16,569	343,475
TransEnterix, Inc. †	16,699	66,295
Zimmer Holdings, Inc.	7,428	743,320
		5,005,122
Health-care providers and services (1.7%)
Aetna, Inc.	8,256	640,088
Cardinal Health, Inc.	2,336	167,374
Catamaran Corp. †	4,226	192,241
CIGNA Corp.	11,048	994,762
ExamWorks Group, Inc. †	9,029	318,633
Express Scripts Holding Co. †	11,890	828,139
HCA Holdings, Inc. †	1,980	129,314
McKesson Corp.	3,398	651,940
Universal Health Services, Inc. Class B	1,786	190,388
WellPoint, Inc.	4,177	458,676
		4,571,555
Health-care technology (—%)
Cerner Corp. †	2,032	112,166
		112,166
Hotels, restaurants, and leisure (1.5%)
Bloomin’ Brands, Inc. †	4,616	90,427
Dunkin’ Brands Group, Inc.	15,215	652,115
Hilton Worldwide Holdings, Inc. †	33,853	819,581
Penn National Gaming, Inc. †	20,750	217,460
Starbucks Corp.	11,897	924,159
Vail Resorts, Inc.	6,669	503,510
Wyndham Worldwide Corp.	9,987	754,518
		3,961,770
Household durables (0.7%)
D.R. Horton, Inc.	16,011	331,428
PulteGroup, Inc.	36,362	641,789
Whirlpool Corp.	6,005	856,553
		1,829,770
Household products (0.6%)
Colgate-Palmolive Co.	23,556	1,493,450
Energizer Holdings, Inc.	686	78,725
		1,572,175
Independent power and renewable electricity producers (0.8%)
Abengoa Yield PLC (United Kingdom) † S	3,710	134,228
Calpine Corp. †	37,379	823,833
NextEra Energy Partners LP †	4,771	162,405
NRG Energy, Inc.	31,165	964,868
		2,085,334

28     Research Fund

COMMON STOCKS (96.4%)* cont.	Shares	Value
Industrial conglomerates (0.8%)
General Electric Co.	8,715	$219,182
Siemens AG (Germany)	15,244	1,885,887
		2,105,069
Insurance (2.1%)
American International Group, Inc.	35,747	1,858,129
Assured Guaranty, Ltd.	38,805	866,128
Genworth Financial, Inc. Class A †	60,090	787,179
Hartford Financial Services Group, Inc. (The)	34,176	1,167,452
Prudential PLC (United Kingdom)	40,413	930,588
		5,609,476
Internet and catalog retail (1.9%)
Amazon.com, Inc. †	7,113	2,226,298
Ctrip.com International, Ltd. ADR (China) † S	9,579	613,343
Groupon, Inc. † S	33,792	218,634
Netflix, Inc. †	327	138,229
Priceline Group, Inc. (The) †	1,503	1,867,402
		5,063,906
Internet software and services (4.4%)
58.Com, Inc. ADR (China) † S	1,884	92,599
eBay, Inc. †	27,859	1,470,955
Facebook, Inc. Class A †	37,795	2,745,807
Google, Inc. Class C †	9,569	5,469,640
Pandora Media, Inc. † S	4,937	124,017
Qihoo 360 Technology Co., Ltd. ADR (China) † S	2,279	207,731
Tencent Holdings, Ltd. (China)	31,000	501,212
Yahoo!, Inc. †	23,101	827,247
Yandex NV Class A (Russia) † S	6,270	189,856
		11,629,064
IT Services (2.4%)
CACI International, Inc. Class A † S	12,715	877,208
Cognizant Technology Solutions Corp. Class A †	10,720	525,816
Computer Sciences Corp.	11,690	729,339
Fidelity National Information Services, Inc.	11,535	650,574
MasterCard, Inc. Class A	17,396	1,289,913
Visa, Inc. Class A S	10,427	2,200,201
		6,273,051
Leisure products (0.1%)
Brunswick Corp.	7,724	311,509
		311,509
Life sciences tools and services (0.8%)
PerkinElmer, Inc. S	11,753	543,224
Thermo Fisher Scientific, Inc.	11,467	1,393,241
WuXi PharmaTech Cayman, Inc. ADR (China) †	2,869	88,394
		2,024,859
Media (5.0%)
CBS Corp. Class B (non-voting shares)	19,326	1,098,297
Comcast Corp. Class A	51,906	2,788,909
DISH Network Corp. Class A †	15,026	929,508
Liberty Global PLC Ser. C (United Kingdom)	54,898	2,195,371
Live Nation Entertainment, Inc. †	36,364	844,008
Time Warner Cable, Inc.	8,898	1,291,100

Research Fund     29

COMMON STOCKS (96.4%)* cont.	Shares	Value
Media cont.
Time Warner, Inc.	19,278	$1,600,460
Twenty-First Century Fox, Inc.	20,257	641,742
Walt Disney Co. (The)	20,977	1,801,505
		13,190,900
Metals and mining (0.6%)
Alcoa, Inc.	8,578	140,593
Allegheny Technologies, Inc. S	1,012	38,102
Constellium NV Class A (Netherlands) †	4,108	119,050
Freeport-McMoRan, Inc. (Indonesia)	17,541	652,876
Hi-Crush Partners LP (Units)	7,215	441,342
Newmont Mining Corp.	5,398	134,464
Nucor Corp.	3,274	164,420
		1,690,847
Multi-utilities (0.9%)
Ameren Corp.	10,439	401,380
Dominion Resources, Inc.	2,691	182,019
NiSource, Inc.	7,536	283,956
PG&E Corp. S	20,298	906,712
Sempra Energy	5,628	561,168
		2,335,235
Multiline retail (0.5%)
Dollar General Corp. †	11,003	607,696
Macy’s, Inc.	12,974	749,767
		1,357,463
Oil, gas, and consumable fuels (7.8%)
Antero Resources Corp. †	12,906	745,451
Cheniere Energy, Inc. †	6,502	460,082
CONSOL Energy, Inc.	6,548	254,193
EnCana Corp. (Canada)	55,342	1,192,620
EOG Resources, Inc.	24,601	2,692,333
EP Energy Corp. Class A † S	51,280	1,025,600
Exxon Mobil Corp.	70,294	6,954,888
Gaztransport Et Technigaz SA (France)	7,329	461,499
Noble Energy, Inc.	17,109	1,137,577
QEP Resources, Inc.	51,700	1,708,685
Royal Dutch Shell PLC ADR (United Kingdom)	21,243	1,738,315
Suncor Energy, Inc. (Canada)	35,616	1,462,749
Valero Energy Corp.	18,069	917,905
		20,751,897
Personal products (0.7%)
Coty, Inc. Class A	105,397	1,803,343
		1,803,343
Pharmaceuticals (5.2%)
AbbVie, Inc.	35,167	1,840,641
Actavis PLC †	8,984	1,924,912
Allergan, Inc.	6,446	1,069,134
AstraZeneca PLC ADR (United Kingdom)	12,157	884,908
Bristol-Myers Squibb Co.	40,577	2,054,008
Eli Lilly & Co.	23,579	1,439,734
Johnson & Johnson	14,327	1,433,989

30     Research Fund

COMMON STOCKS (96.4%)* cont.	Shares	Value
Pharmaceuticals cont.
Merck & Co., Inc.	35,060	$1,989,304
Pfizer, Inc.	45,404	1,303,095
		13,939,725
Real estate investment trusts (REITs) (2.4%)
Altisource Residential Corp. R	17,096	396,456
American Tower Corp. R	17,597	1,660,981
AvalonBay Communities, Inc. R	5,226	773,866
Equity Lifestyle Properties, Inc. R	5,717	253,206
Gaming and Leisure Properties, Inc. R S	14,804	498,451
General Growth Properties R	13,969	326,456
Plum Creek Timber Co., Inc. R	3,671	151,869
Prologis, Inc. R	10,932	446,135
Public Storage R	1,710	293,453
Simon Property Group, Inc. R	3,163	531,985
Ventas, Inc. R	10,957	695,770
Vornado Realty Trust R	3,362	356,439
Washington Prime Group, Inc. † R	1,581	29,865
		6,414,932
Real estate management and development (0.3%)
CBRE Group, Inc. Class A †	7,532	232,287
RE/MAX Holdings, Inc. Class A	18,178	532,615
		764,902
Road and rail (0.9%)
Genesee & Wyoming, Inc. Class A †	6,118	610,148
Union Pacific Corp.	18,504	1,819,128
		2,429,276
Semiconductors and semiconductor equipment (2.4%)
Applied Materials, Inc. S	13,976	292,937
Broadcom Corp. Class A	13,519	517,237
Intel Corp.	71,001	2,406,224
Lam Research Corp.	15,415	1,079,050
Micron Technology, Inc. †	48,756	1,489,496
Texas Instruments, Inc.	13,372	618,455
		6,403,399
Software (3.3%)
Adobe Systems, Inc. †	6,965	481,351
Electronic Arts, Inc. †	7,154	240,374
Intuit, Inc.	3,806	311,978
Microsoft Corp.	86,034	3,713,227
Oracle Corp.	67,114	2,710,734
PTC, Inc. †	4,072	146,429
Red Hat, Inc. †	13,001	755,618
ServiceNow, Inc. † S	3,865	227,262
TiVo, Inc. †	20,384	274,369
		8,861,342
Specialty retail (2.1%)
Advance Auto Parts, Inc.	1,146	138,792
Bed Bath & Beyond, Inc. † S	15,141	958,274
Five Below, Inc. † S	16,914	619,391
Gap, Inc. (The)	12,732	510,681
Home Depot, Inc. (The)	21,274	1,720,003

Research Fund     31

COMMON STOCKS (96.4%)* cont.	Shares	Value
Specialty retail cont.
Office Depot, Inc. †	108,783	$545,003
TJX Cos., Inc. (The)	20,419	1,088,129
		5,580,273
Technology hardware, storage, and peripherals (5.2%)
Apple, Inc.	111,936	10,697,724
EMC Corp.	30,820	903,026
Hewlett-Packard Co.	14,008	498,825
NetApp, Inc.	7,177	278,755
SanDisk Corp.	9,073	832,085
Seagate Technology PLC	2,441	143,043
Western Digital Corp.	4,265	425,775
		13,779,233
Textiles, apparel, and luxury goods (1.3%)
Hanesbrands, Inc.	4,022	392,990
Michael Kors Holdings, Ltd. †	7,474	608,982
NIKE, Inc. Class B	18,650	1,438,475
Tumi Holdings, Inc. † S	43,583	918,730
		3,359,177
Tobacco (1.9%)
Altria Group, Inc.	34,769	1,411,621
Lorillard, Inc.	8,343	504,585
Philip Morris International, Inc.	39,629	3,249,971
		5,166,177
Trading companies and distributors (0.4%)
HD Supply Holdings, Inc. †	6,039	153,511
WESCO International, Inc. †	11,521	904,283
		1,057,794
Water utilities (0.1%)
American Water Works Co., Inc.	6,872	328,275
		328,275
Total common stocks (cost $224,090,790)		$256,471,815

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
United Technologies Corp. $3.75 cv. pfd.	5,073	$300,930
Total convertible preferred stocks (cost $253,650)		$300,930

PURCHASED OPTIONS OUTSTANDING (—%)*	Expiration date/strike price	Contract amount	Value
Vodafone Group PLC (Call)	Jan-15/$40.00	$9,801	$1,862
Total purchased options outstanding (cost $12,040)			$1,862

32     Research Fund

SHORT-TERM INVESTMENTS (7.5%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.18% [d]	Shares10,822,363	$10,822,363
Putnam Short Term Investment Fund 0.05% L	Shares8,807,537	8,807,537
SSgA Prime Money Market Fund 0.01% P	Shares110,000	110,000
U.S. Treasury Bills with effective yields ranging from 0.09% to 0.10%, October 16, 2014 #	$273,000	272,990
Total short-term investments (cost $20,012,844)		$20,012,890

TOTAL INVESTMENTS
Total investments (cost $244,369,324)	$276,787,497

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through July 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $265,972,548.
†	Non-income-producing security.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $91,934 to cover certain derivatives contracts.

FORWARD CURRENCY CONTRACTS at 7/31/14 (aggregate face value $20,194,652)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	British Pound	Sell	9/17/14	$3,862,969	$3,832,671	$(30,298)
	Swiss Franc	Buy	9/17/14	655,601	663,278	(7,677)
Citibank, N.A.
	Euro	Sell	9/17/14	6,515,656	6,625,712	110,056
Credit Suisse International
	Swiss Franc	Sell	9/17/14	505,570	511,475	5,905

Research Fund     33

FORWARD CURRENCY CONTRACTS at 7/31/14 (aggregate face value $20,194,652) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG
	British Pound	Sell	9/17/14	$703,263	$715,731	$12,468
	Euro	Buy	9/17/14	1,075,541	1,086,235	(10,694)
HSBC Bank USA, National Association
	British Pound	Sell	9/17/14	712,883	707,288	(5,595)
	Canadian Dollar	Buy	10/15/14	700,096	715,941	(15,845)
	Euro	Buy	9/17/14	755,999	773,109	(17,110)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/15/14	3,387,868	3,448,007	60,139
	Norwegian Krone	Sell	9/17/14	600,367	627,680	27,313
State Street Bank and Trust Co.
	Euro	Buy	9/17/14	479,581	487,525	(7,944)
Total						$120,718

FUTURES CONTRACTS OUTSTANDING at 7/31/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	33	$3,175,920	Sep-14	$(69,284)
Total				$(69,284)

WRITTEN OPTIONS OUTSTANDING at 7/31/14 (premiums $3,379)
	Expiration date/strike price	Contract amount	Value
Vodafone Group PLC (Call)	Jan-15/$45.00	$9,801	$313
Total			$313

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/14
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
baskets	9,758	$—	7/16/15	(3 month USD-LIBOR-BBA plus 30 bp)	A basket (JPCMPTMD) of common stocks	$(14,464)
Total		$—	$(14,464)

34     Research Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$36,301,663	$—	$—
Consumer staples	21,876,829	—	—
Energy	25,572,645	1,284,614	—
Financials	40,596,574	951,987	—
Health care	34,564,709	—	—
Industrials	19,896,967	2,100,379	—
Information technology	50,648,843	501,212	—
Materials	8,840,413	1,334,618	—
Telecommunication services	4,192,120	—	—
Utilities	7,808,242	—	—
Total common stocks	250,299,005	6,172,810	—
Convertible preferred stocks	300,930	—	—
Purchased options outstanding	—	1,862	—
Short-term investments	8,917,537	11,095,353	—
Totals by level	$259,517,472	$17,270,025	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$120,718	$—
Futures contracts	(69,284)	—	—
Written options outstanding	—	(313)	—
Total return swap contracts	—	(14,464)	—
Totals by level	$(69,284)	$105,941	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Research Fund     35

Statement of assets and liabilities 7/31/14
ASSETS
Investment in securities, at value, including $10,360,339 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $224,739,424)	$257,157,597
Affiliated issuers (identified cost $19,629,900) (Notes 1 and 5)	19,629,900
Cash	166
Foreign currency (cost $3) (Note 1)	4
Dividends, interest and other receivables	285,856
Receivable for shares of the fund sold	63,448
Receivable for investments sold	9,130,210
Unrealized appreciation on forward currency contracts (Note 1)	215,881
Prepaid assets	29,616
Total assets	286,512,678
LIABILITIES
Payable for investments purchased	8,766,572
Payable for shares of the fund repurchased	138,814
Payable for compensation of Manager (Note 2)	126,461
Payable for custodian fees (Note 2)	15,400
Payable for investor servicing fees (Note 2)	41,150
Payable for Trustee compensation and expenses (Note 2)	143,138
Payable for administrative services (Note 2)	851
Payable for distribution fees (Note 2)	71,804
Payable for variation margin (Note 1)	66,495
Unrealized depreciation on OTC swap contracts (Note 1)	14,464
Unrealized depreciation on forward currency contracts (Note 1)	95,163
Written options outstanding, at value (premiums $3,379) (Notes 1 and 3)	313
Collateral on securities loaned, at value (Note 1)	10,822,363
Collateral on certain derivative contracts, at value (Note 1)	110,000
Other accrued expenses	127,142
Total liabilities	20,540,130
Net assets	$265,972,548

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$291,535,410
Undistributed net investment income (Note 1)	139,139
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(58,160,207)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	32,458,206
Total — Representing net assets applicable to capital shares outstanding	$265,972,548
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

36     Research Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($224,633,882 divided by 9,274,086 shares)	$24.22
	Offering price per class A share (100/94.25 of $24.22)*	$25.70
	Net asset value and offering price per class B share ($9,558,086 divided by 420,839 shares)**	$22.71
	Net asset value and offering price per class C share ($13,974,312 divided by 614,605 shares)**	$22.74
	Net asset value and redemption price per class M share ($4,280,745 divided by 183,756 shares)	$23.30
	Offering price per class M share (100/96.50 of $23.30)*	$24.15
	Net asset value, offering price and redemption price per class R share ($244,502 divided by 10,153 shares)	$24.08
	Net asset value, offering price and redemption price per class Y share ($13,281,021 divided by 544,595 shares)	$24.39
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Research Fund     37

Statement of operations Year ended 7/31/14
INVESTMENT INCOME
Dividends (net of foreign tax of $40,313)	$4,959,207
Interest (including interest income of $3,403 from investments in affiliated issuers) (Note 5)	3,662
Securities lending (Note 1)	42,474
Total investment income	5,005,343
EXPENSES
Compensation of Manager (Note 2)	1,399,090
Investor servicing fees (Note 2)	553,635
Custodian fees (Note 2)	44,708
Trustee compensation and expenses (Note 2)	16,563
Distribution fees (Note 2)	796,687
Administrative services (Note 2)	6,559
Other	224,477
Total expenses	3,041,719
Expense reduction (Note 2)	(7,817)
Net expenses	3,033,902
Net investment income	1,971,441

Net realized gain on investments (Notes 1 and 3)	40,695,104
Net realized gain on swap contracts (Note 1)	132,163
Net realized gain on futures contracts (Note 1)	17,367
Net realized loss on foreign currency transactions (Note 1)	(141,873)
Net realized gain on written options (Notes 1 and 3)	1,729
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	104,467
Net unrealized appreciation of investments, futures contracts, swap contracts and written options during the year	1,157,429
Net gain on investments	41,966,386
Net increase in net assets resulting from operations	$43,937,827

The accompanying notes are an integral part of these financial statements.

38     Research Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13
Operations:
Net investment income	$1,971,441	$1,969,060
Net realized gain on investments and foreign currency transactions	40,704,490	26,794,190
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,261,896	23,673,499
Net increase in net assets resulting from operations	43,937,827	52,436,749
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,490,424)	(1,963,257)
Class B	(3,993)	(35,048)
Class C	(14,513)	(43,464)
Class M	(11,836)	(22,485)
Class R	(895)	(1,696)
Class Y	(114,657)	(122,596)
Redemption fees (Note 1)	—	26
Decrease from capital share transactions (Note 4)	(15,914,750)	(20,977,337)
Total increase in net assets	26,386,759	29,270,892
NET ASSETS
Beginning of year	239,585,789	210,314,897
End of year (including undistributed net investment income of $139,139 and $87,038, respectively)	$265,972,548	$239,585,789

The accompanying notes are an integral part of these financial statements.

Research Fund     39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
July 31, 2014	$20.46	.19	3.73	3.92	(.16)	—	(.16)	—	—	$24.22	19.22	$224,634	1.14	.84	96
July 31, 2013	16.35	.17	4.13	4.30	(.19)	—	(.19)	—[e]	—	20.46	26.53	201,220	1.19	.95	96
July 31, 2012	15.51	.13	.85	.98	(.14)	—	(.14)	—[e]	—[e,g]	16.35	6.37	178,021	1.26	.85	108
July 31, 2011	13.08	.08	2.41	2.49	(.08)	—	(.08)	—[e]	.02[f]	15.51	19.24	183,969	1.23	.53	99
July 31, 2010	11.59	.07	1.53	1.60	(.10)	(.01)	(.11)	—[e]	—	13.08	13.80	184,136	1.26[d]	.53[d]	106
Class B
July 31, 2014	$19.20	.02	3.50	3.52	(.01)	—	(.01)	—	—	$22.71	18.33	$9,558	1.89	.11	96
July 31, 2013	15.34	.04	3.88	3.92	(.06)	—	(.06)	—[e]	—	19.20	25.60	10,098	1.94	.22	96
July 31, 2012	14.54	.01	.79	.80	—	—	—	—[e]	—[e,g]	15.34	5.50	10,441	2.01	.11	108
July 31, 2011	12.28	(.03)	2.27	2.24	—	—	—	—[e]	.02[f]	14.54	18.40	14,078	1.98	(.21)	99
July 31, 2010	10.87	(.02)	1.43	1.41	—[e]	—[e]	—[e]	—[e]	—	12.28	12.99	18,522	2.01[d]	(.20)[d]	106
Class C
July 31, 2014	$19.23	.02	3.51	3.53	(.02)	—	(.02)	—	—	$22.74	18.38	$13,974	1.89	.09	96
July 31, 2013	15.38	.03	3.89	3.92	(.07)	—	(.07)	—[e]	—	19.23	25.55	12,227	1.94	.20	96
July 31, 2012	14.60	.01	.79	.80	(.02)	—	(.02)	—[e]	—[e,g]	15.38	5.51	10,525	2.01	.10	108
July 31, 2011	12.33	(.03)	2.28	2.25	—	—	—	—[e]	.02[f]	14.60	18.41	11,443	1.98	(.22)	99
July 31, 2010	10.94	(.03)	1.45	1.42	(.03)	—[e]	(.03)	—[e]	—	12.33	12.97	10,736	2.01[d]	(.22)[d]	106
Class M
July 31, 2014	$19.69	.08	3.59	3.67	(.06)	—	(.06)	—	—	$23.30	18.67	$4,281	1.64	.35	96
July 31, 2013	15.74	.08	3.97	4.05	(.10)	—	(.10)	—[e]	—	19.69	25.88	4,019	1.69	.46	96
July 31, 2012	14.94	.05	.81	.86	(.06)	—	(.06)	—[e]	—[e,g]	15.74	5.78	3,692	1.76	.35	108
July 31, 2011	12.59	—[e]	2.34	2.34	(.01)	—	(.01)	—[e]	.02[f]	14.94	18.77	4,084	1.73	.03	99
July 31, 2010	11.17	—[e]	1.47	1.47	(.05)	—[e]	(.05)	—[e]	—	12.59	13.19	3,961	1.76[d]	.03[d]	106
Class R
July 31, 2014	$20.33	.13	3.72	3.85	(.10)	—	(.10)	—	—	$24.08	18.97	$245	1.39	.57	96
July 31, 2013	16.26	.12	4.10	4.22	(.15)	—	(.15)	—[e]	—	20.33	26.17	244	1.44	.69	96
July 31, 2012	15.44	.09	.84	.93	(.11)	—	(.11)	—[e]	—[e,g]	16.26	6.06	176	1.51	.60	108
July 31, 2011	13.02	.04	2.42	2.46	(.06)	—	(.06)	—[e]	.02[f]	15.44	19.06	143	1.48	.28	99
July 31, 2010	11.55	.04	1.52	1.56	(.08)	(.01)	(.09)	—[e]	—	13.02	13.47	102	1.51[d]	.28[d]	106
Class Y
July 31, 2014	$20.59	.25	3.76	4.01	(.21)	—	(.21)	—	—	$24.39	19.57	$13,281.89		1.09	96
July 31, 2013	16.45	.22	4.15	4.37	(.23)	—	(.23)	—[e]	—	20.59	26.87	11,778.94		1.17	96
July 31, 2012	15.62	.17	.83	1.00	(.17)	—	(.17)	—[e]	—[e,g]	16.45	6.54	7,461	1.01	1.10	108
July 31, 2011	13.16	.12	2.44	2.56	(.12)	—	(.12)	—[e]	.02[f]	15.62	19.66	5,418.98		.77	99
July 31, 2010	11.66	.10	1.54	1.64	(.13)	(.01)	(.14)	—[e]	—	13.16	14.05	3,802	1.01[d]	.78[d]	106

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	Research Fund	Research Fund	41

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.03% of average net assets for the period ended July 31, 2010.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC), which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

42     Research Fund

Notes to financial statements 7/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through July 31, 2014.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 7 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Research Fund     43

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of

44     Research Fund

investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a

Research Fund     45

payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $84,469 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $10,822,363 and the value of securities loaned amounted to $10,360,339.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of

46     Research Fund

credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2014, the fund had a capital loss carryover of $58,069,513 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$7,265,798	N/A	$7,265,798	July 31, 2017
50,803,715	N/A	50,803,715	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $283,022 to decrease undistributed net investment income, $418 to decrease paid-in-capital and $283,440 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$37,071,101
Unrealized depreciation	(4,806,832)
Net unrealized appreciation	32,264,269
Undistributed ordinary income	246,450
Capital loss carryforward	(58,069,513)
Cost for federal income tax purposes	$244,523,228

Research Fund     47

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$465,705
Class B	22,009
Class C	28,978
Class M	9,208
Class R	478
Class Y	27,257
Total	$553,635

48     Research Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $376 under the expense offset arrangements and by $7,441 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $155, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$531,476
Class B	100,231
Class C	132,377
Class M	31,514
Class R	1,089
Total	$796,687

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,192 and $286 from the sale of class A and class M shares, respectively, and received $4,776 and $105 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $238,601,797 and $256,379,355, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Research Fund     49

Written option transactions during the reporting period are summarized as follows:

	Written option contract amount	Written option premiums
Written options outstanding at the beginning of the reporting period	$—	$—
Options opened	37,647	6,582
Options exercised	—	—
Options expired	—	—
Options closed	(27,846)	(3,203)
Written options outstanding at the end of the reporting period	$9,801	$3,379

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/14		Year ended 7/31/13
Class A	Shares	Amount	Shares	Amount
Shares sold	477,913	$11,170,273	408,603	$7,362,241
Shares issued in connection with reinvestment of distributions	64,913	1,431,341	110,510	1,878,673
	542,826	12,601,614	519,113	9,240,914
Shares repurchased	(1,105,107)	(24,781,344)	(1,573,829)	(28,346,466)
Net decrease	(562,281)	$(12,179,730)	(1,054,716)	$(19,105,552)

	Year ended 7/31/14		Year ended 7/31/13
Class B	Shares	Amount	Shares	Amount
Shares sold	34,195	$713,463	60,228	$1,021,747
Shares issued in connection with reinvestment of distributions	187	3,887	2,122	34,023
	34,382	717,350	62,350	1,055,770
Shares repurchased	(139,550)	(2,948,417)	(217,062)	(3,674,074)
Net decrease	(105,168)	$(2,231,067)	(154,712)	$(2,618,304)

	Year ended 7/31/14		Year ended 7/31/13
Class C	Shares	Amount	Shares	Amount
Shares sold	44,977	$953,787	58,266	$1,016,717
Shares issued in connection with reinvestment of distributions	648	13,487	2,561	41,134
	45,625	967,274	60,827	1,057,851
Shares repurchased	(66,761)	(1,415,912)	(109,607)	(1,854,299)
Net decrease	(21,136)	$(448,638)	(48,780)	$(796,448)

50     Research Fund

	Year ended 7/31/14		Year ended 7/31/13
Class M	Shares	Amount	Shares	Amount
Shares sold	4,332	$94,512	4,539	$80,707
Shares issued in connection with reinvestment of distributions	553	11,777	1,356	22,269
	4,885	106,289	5,895	102,976
Shares repurchased	(25,220)	(549,678)	(36,395)	(632,975)
Net decrease	(20,335)	$(443,389)	(30,500)	$(529,999)

	Year ended 7/31/14		Year ended 7/31/13
Class R	Shares	Amount	Shares	Amount
Shares sold	2,859	$64,735	5,961	$109,724
Shares issued in connection with reinvestment of distributions	41	895	100	1,696
	2,900	65,630	6,061	111,420
Shares repurchased	(4,756)	(101,882)	(4,872)	(87,689)
Net increase (decrease)	(1,856)	$(36,252)	1,189	$23,731

	Year ended 7/31/14		Year ended 7/31/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	82,360	$1,865,588	218,729	$3,892,486
Shares issued in connection with reinvestment of distributions	5,153	114,251	7,118	121,639
	87,513	1,979,839	225,847	4,014,125
Shares repurchased	(114,910)	(2,555,513)	(107,312)	(1,964,890)
Net increase (decrease)	(27,397)	$(575,674)	118,535	$2,049,235

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$7,369,627	$52,707,119	$51,269,209	$3,403	$8,807,537
Totals	$7,369,627	$52,707,119	$51,269,209	$3,403	$8,807,537

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Research Fund     51

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$25,000
Written equity option contracts (contract amount) (Note 3)	$10,000
Futures contracts (number of contracts)	20
Forward currency contracts (contract amount)	$15,200,000
OTC total return swap contracts (notional)	$970,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$215,881	Payables	$95,163
Equity contracts	Investments	1,862	Payables, Net assets — Unrealized depreciation	84,061*
Total		$217,743		$179,224

*Includes cumulative depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$(135,814)	$—	$(135,814)
Equity contracts	(23,642)	17,367	—	132,163	$125,888
Total	$(23,642)	$17,367	$(135,814)	$132,163	$(9,926)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$103,616	$—	$103,616
Equity contracts	(7,112)	(69,284)	—	(23,994)	$(100,390)
Total	$(7,112)	$(69,284)	$103,616	$(23,994)	$3,226

52     Research Fund

This page left blank intentionally.

Research Fund     53

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts§	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	—	110,056	5,905	12,468	—	87,452	—	—	—	215,881
Purchased options**#	—	—	—	—	—	—	—	—	1,862	1,862
Total Assets	$—	$110,056	$5,905	$12,468	$—	$87,452	$—	$—	$1,862	$217,743
Liabilities:
OTC Total return swap contracts*#	—	—	—	—	—	14,464	—	—	—	14,464
Futures contracts§	—	—	—	—	—	—	66,495	—	—	66,495
Forward currency contracts#	37,975	—	—	10,694	38,550	—	—	7,944	—	95,163
Written options#	—	—	—	—	—	—	—	—	313	313
Total Liabilities	$37,975	$—	$—	$10,694	$38,550	$14,464	$66,495	$7,944	$313	$176,435
Total Financial and Derivative Net Assets	$(37,975)	$110,056	$5,905	$1,774	$(38,550)	$72,988	$(66,495)	$(7,944)	$1,549	$41,308
Total collateral received (pledged)†##	$—	$110,000	$—	$—	$—	$—	$—	$—	$—
Net amount	$(37,975)	$56	$5,905	$1,774	$(38,550)	$72,988	$(66,495)	$(7,944)	$1,549

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement. (Note 1)
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio.

54     Research Fund

Research Fund     55

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $327 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

56     Research Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		85,592,208	4,519,297
Ravi Akhoury		85,715,018	4,396,488
Barbara M. Baumann		86,248,127	3,863,378
Jameson A. Baxter		86,148,643	3,962,863
Charles B. Curtis		86,111,568	3,999,938
Robert J. Darretta		86,122,587	3,988,918
Katinka Domotorffy		85,970,364	4,141,142
John A. Hill		86,124,882	3,986,624
Paul L. Joskow		86,157,699	3,953,807
Kenneth R. Leibler		86,141,312	3,970,194
Robert E. Patterson		86,183,587	3,927,919
George Putnam, III		86,119,771	3,991,735
Robert L. Reynolds		86,203,661	3,907,845
W. Thomas Stephens		86,109,990	4,001,516
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
6,010,567	214,526	423,933	1,640,382

March 7, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes
68,444,155	3,118,645	4,434,966	15,274,146
All tabulations are rounded to the nearest whole number.

Research Fund     57

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

58     Research Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Research Fund     59

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

60     Research Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN067
289524 9/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2014	$37,697	$ –	$4,285	$ —
July 31, 2013	$36,668	$ –	$4,200	$ —

For the fiscal years ended July 31, 2014 and July 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,285 and $4,200 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2014	$ —	$ —	$ —	$ —

July 31, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 26, 2014